                                                                   EXHIBIT 99.23

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2005-SL1
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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[540,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SL1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                DEUTSCHE BANK, NA
                                     TRUSTEE

                               FEBRUARY [23], 2005
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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2005-SL1
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Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COLLATERAL ANALYSIS 569,769,755.00

                                 Wtd Avg          Percent of    Wtd Avg             Wtd Avg  Wtd Avg  Wtd Avg
FICO Low    FICO High   LTV   Current Balance  Current Balance    GWAC      % MI      FICO     DTI      LTV     % SFD   % PUD
--------    ---------  ----   ---------------  ---------------  -------    -----    -------  -------  -------  ------   -----
  500          524     > 65%
  525          549     > 65%     19,254.91           0.01       13.20951    0.00    538.85    40.10    91.79    78.24    21.76
  550          574     > 65%     18,984.87           0.24       12.82971    0.00    572.13    42.76    98.77    73.13    22.04
  575          599     > 70%     25,581.36           2.51       11.93785    0.00    589.96    42.47    99.22    75.75    18.51
  600          624     > 70%     32,571.97          19.64       10.92390    0.00    611.82    41.94    99.43    83.80     7.72
  625          649     > 70%     36,730.89          22.31       10.71624    0.00    637.43    41.76    99.37    80.75     8.24
  650          674     > 80%     39,941.25          21.37       10.19164    0.00    661.52    41.52    99.43    78.67     8.61
  675          699     > 80%     43,452.65          14.44        9.83018    0.00    685.90    41.68    99.21    76.30     8.53
  700          724     > 80%     46,225.38           8.67        9.58039    0.00    711.15    41.96    99.02    71.44    10.09
  725          749     > 85%     44,792.25           5.16        9.46908    0.00    736.14    41.75    99.14    73.94    10.04
  750          774     > 85%     46,195.92           2.92        9.52380    0.00    760.67    41.36    99.18    70.54     7.68
  775          799     > 85%     48,856.99           1.09        9.52254    0.00    783.61    40.19    99.14    73.93     3.69
  800 max              > 85%     50,826.49           0.21        9.03367    0.00    806.40    41.20    99.39    64.56    20.01

FICO Low    FICO High   LTV   % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only
--------    ---------  ----   -----------  ----------  ---------  ------------  ----------
  500          524     > 65%
  525          549     > 65%    100.00      100.00       0.00         0.00         0.00
  550          574     > 65%    100.00      100.00       0.00         0.00         0.00
  575          599     > 70%     99.63       94.15       0.00         0.33         0.00
  600          624     > 70%     99.49       86.38       3.10         5.25         0.00
  625          649     > 70%     99.28       54.58       4.25        22.49         0.00
  650          674     > 80%     98.87       42.54       3.25        31.36         0.00
  675          699     > 80%     97.18       36.32       2.72        39.23         0.00
  700          724     > 80%     93.72       34.49       3.47        43.47         0.00
  725          749     > 85%     95.36       33.66       3.50        43.11         0.00
  750          774     > 85%     94.75       35.83       4.24        41.83         0.00
  775          799     > 85%     92.95       41.92       0.45        40.85         0.00
  800 max              > 85%     95.18       33.76       1.76        46.88         0.00

                                 Wtd Avg        Percent of        Wtd Avg             Wtd Avg  Wtd Avg  Wtd Avg
LTV Low    LTV High    DTI   Current Balance  Current Balance       GWAC       % MI     FICO     DTI     LTV      % SFD   % PUD
-------    --------   ----   ---------------  ---------------     -------      ----   -------  -------  -------   -----   -----
  60%        64%      > 50%
  65%        69%      > 50%
  70%        74%      > 50%
  75%        79%      > 50%
  80%        84%      > 50%     37,664.75          0.02           9.72033      0.00    695.15   52.58    82.90    28.50    0.00
  85%        89%      > 50%     65,391.98          0.03          10.26136      0.00    648.39   51.90    87.97     0.00   37.52
  90%        94%      > 50%     44,755.35          0.14           9.46311      0.00    698.12   51.65    91.42    62.86   19.53
  95%        99%      > 50%     33,363.03          0.43          10.27041      0.00    657.06   51.97    97.30    69.28   14.21
 100% max             > 50%

LTV Low    LTV High    DTI   % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc   % Int Only
-------    --------   ----   -----------  ----------  ---------  ------------   ----------
  60%        64%      > 50%
  65%        69%      > 50%
  70%        74%      > 50%
  75%        79%      > 50%
  80%        84%      > 50%      59.08        0.00       0.00       100.00         0.00
  85%        89%      > 50%     100.00      100.00       0.00         0.00         0.00
  90%        94%      > 50%      73.55       64.37       3.09        28.54         0.00
  95%        99%      > 50%      97.51       73.06       2.37        10.65         0.00
 100% max             > 50%

                                  Wtd Avg            Percent of      Wtd Avg          Wtd Avg   Wtd Avg  Wtd Avg
DTI Low    DTI High    FICO    Current Balance    Current Balance     GWAC      % MI    FICO      DTI      LTV    % SFD   % PUD
-------    --------   -----    ---------------    ---------------    -------    ----  -------   -------  -------  -----   -----
  20%        24%      < 525
  25%        29%      < 550
  30%        34%      < 575       18,649.90             0.02         12.63762   0.00   570.76    32.22    99.19   91.57    0.00
  35%        39%      < 600       22,634.28             0.39         12.30553   0.00   585.53    37.54    98.90   80.13   13.56
  40%        44%      < 625       32,629.86             6.27         11.20434   0.00   610.44    42.71    99.21   81.53    9.92
  45%        49%      < 650       36,478.48            14.80         10.88340   0.00   622.68    47.74    99.35   80.19    8.07
  50%        54%      < 675       39,359.09             2.87         10.43509   0.00   635.89    51.30    99.37   74.57   14.32
  55% max             < 700       32,448.43             0.09         10.71714   0.00   641.76    56.88    98.38   70.49    6.26

DTI Low    DTI High    FICO    % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc   % Int Only
-------    --------   -----    -----------  ----------  ---------  ------------   ----------
  20%        24%      < 525
  25%        29%      < 550
  30%        34%      < 575       100.00      100.00      0.00         0.00          0.00
  35%        39%      < 600       100.00       95.87      0.00         0.00          0.00
  40%        44%      < 625        99.35       81.33      2.55         7.22          0.00
  45%        49%      < 650        99.25       71.98      3.16        15.83          0.00
  50%        54%      < 675        99.51       78.39      1.99        11.12          0.00
  55% max             < 700        94.88       77.75      9.33         0.00          0.00

LIMITED AND STATED DOC

                               Wtd Avg           Percent of        Wtd Avg            Wtd Avg   Wtd Avg  Wtd Avg
FICO Low      FICO High     Current Balance    Current Balance      GWAC       % MI    FICO       DTI      LTV     % SFD    % PUD
--------      ---------     ---------------    ---------------    --------     ----   -------   -------  -------   -----    -----
   500          524
   525          549           35,023.75             0.01          12.95000     0.00    546.00    44.09    61.67    100.00    0.00
   550          574           46,879.14             0.01          10.99000     0.00    598.00    42.46   100.00    100.00    0.00
   575          599           38,651.52             1.87          11.99089     0.00    616.65    42.25    98.94     90.59    5.04
   600          624           41,905.42             5.96          11.36141     0.00    638.42    42.19    99.28     84.45    3.81
   625          649           43,926.26             7.47          10.56779     0.00    662.29    41.41    98.85     79.54    6.91
   650          674           50,547.45             6.24          10.05256     0.00    686.21    42.16    97.99     76.68    8.97
   675          699           52,482.11             4.14           9.76630     0.00    711.32    41.79    98.27     71.02   10.45
   700          724           51,503.20             2.58           9.65758     0.00    736.63    40.44    97.52     69.47   12.48
   725          749           55,225.94             1.36           9.85603     0.00    760.35    40.99    98.49     70.66    8.26
   750          774           58,949.44             0.48           9.80258     0.00    782.96    39.67    97.56     78.04    8.02
   775          799           63,168.37             0.10           9.18485     0.00    803.59    41.31    99.07     70.58   29.42
   800 max

FICO Low      FICO High     % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only       % CA    % NY    % FL
--------      ---------     -----------  ----------  ---------  ------------  ----------      -----    ----    ----
   500          524
   525          549           100.00        0.00        0.00       100.00        0.00           0.00   0.00    0.00
   550          574           100.00        0.00        0.00       100.00        0.00         100.00   0.00    0.00
   575          599            99.29        0.00       34.05        65.95        0.00          21.09   4.34    6.75
   600          624            99.77        0.00       15.90        84.10        0.00          21.98   5.94    6.68
   625          649            97.54        0.00        9.29        90.71        0.00          31.55   2.31    6.25
   650          674            95.24        0.00        7.92        92.08        0.00          46.96   3.35    5.46
   675          699            90.83        0.00        8.34        91.66        0.00          52.15   2.81    2.63
   700          724            90.70        0.00        7.44        92.56        0.00          50.16   2.99    6.16
   725          749            92.06        0.00       10.02        89.98        0.00          49.68   1.66    6.39
   750          774            91.64        0.00        1.03        98.97        0.00          64.61   7.72    4.34
   775          799            93.32        0.00        3.61        96.39        0.00          64.95   0.00    6.68
   800 max

IO LOANS

                                    Wtd Avg            Percent of    Wtd Avg        Wtd Avg   Wtd Avg  Wtd Avg
FICO Low       FICO High         Current Balance    Current Balance   GWAC    % MI   FICO       DTI      LTV      % SFD   % PUD
--------       ---------         ---------------    ---------------  -------  ----  -------   -------  -------    -----   -----
  500            524
  525            549
  550            574
  575            599
  600            624
  625            649
  650            674
  675            699
  700            724
  725            749
  750            774
  775            799
  800 max

FICO Low       FICO High       % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc % Int Only  % CA     % NY   % FL
--------       ---------       ------- ---  ----------  ---------  ------------ ----------  ----     ----   ----
  500            524
  525            549
  550            574
  575            599
  600            624
  625            649
  650            674
  675            699
  700            724
  725            749
  750            774
  775            799
  800 max